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  Caution: Consult a lawyer before using or acting under this form. Neither the publisher nor the Landlord of this form makes any warranty with respect thereto, including any warranty of merchantability or fitness for a particular use.


                            INDUSTRIAL BUILDING LEASE


THIS LEASE made this 20th day of July, 2000 between Industry One/HTA Partnership and or its assignees, having its principal office and place business at 202 Central Avenue, SE-Suite 104, ("Landlord") and Richard A. Urrea, a single man d/b/a CyCo.net, Inc. (NASDAQ SYMBOL: CYKE) having its principal office at the time of this lease at 600 Central Avenue, S.W. Suite 300, Albuquerque, NM 87102 ("Tenant").

                                   WITNESSETH

(1) RECITALS. Landlord, in consideration of the rental payments to be made and the covenants and agreements hereinafter mentioned to be kept and performed by both parties hereto, does hereby lease to Tenant approximately 3,000 square feet of warehouse, including a single overhead l0'X14' overhead door, located at the Northwest corner of Yale and Carmony Roads, N.E. and more specifically identified as 4201 Yale, NE, Unit G, the cross-hatched area of the attachment hereto marked Exhibit "A" and the attendant parking adjacent thereto, signed by both parties and made a part hereof, and all appurtenant rights belonging or in anywise pertaining to the leased Premises. The square footage so outlined, the parking spaces and appurtenant rights shall be hereinafter collectively sometimes referred to as the "Premises".

     Said building being approximately 45,580 square feet and located at 4201 Yale Avenue, N.E. Albuquerque, New Mexico 87107 of which the Premises are a part, shall be hereinafter sometimes referred to as the "Building." The Building, all parking areas, landscape areas and retention for storm water drainage shall sometimes be referred to collectively as the "Property". The ratio of the ground floor square footage of the Premises to the ground floor square footage of the Building shall sometimes be referred to as the "pro rate share."

(2) TERM. The initial term of this Lease shall be for a period of Twenty Four
(24) Months. The initial term shall commence on August 1, 2000, provide that the commencement of the initial term shall be extended, up to August 30, 2000, if required for Landlord to complete the Lease termination as discussed below (the date commencement, as so extended, shall be referred to as the "Commencement Date").

The first day of each 12-month period following the Commencement Date shall be referred to as an "Anniversary Date". In the event the Tenant wishes to enter the space prior to the rent commencement date specified above, such occupancy shall be in accordance with this Lease as if commencement had occurred and such occupancy shall be subject to the terms and conditions as agreed to by the parties and made a part of this Lease agreement. This lease and the commence date shall be subject to the termination and vacancy of the existing tenant at the Premises. This Lease shall not terminate Tenant due to delay of occupancy, unless occupancy does not occur by the day of August 30, 2000.

     The Landlord and Tenant agree to execute, acknowledge and deliver an instrument in duplicate in recordable form (each receiving one of the duplicates) certifying as to the date of commencement of the term.

(3) RIGHT TO EXTEND. Provided that Tenant is not in default under any of the terms, covenants, or conditions of this Lease, Tenant is hereby granted the right to extend the term of this lease for One (1)


Industry One, Ltd.                 Lease Agreement                        Page 1


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period of Three (3) years under the same terms and conditions existing during the initial term of this lease, except for rent rate to be determined by Landlord, given approval by Tenant. Said right shall be exercised in writing at least 150 days prior to the expiration of the initial term of this lease.

     The rent during the extended term of this lease shall be subject to negotiation between the parties. In the event rent for the extended term cannot be agreed upon within Ninety (90) days prior to the end of the primary term of the Lease, the Lease shall terminate on the last day of the primary term, and upon its termination, neither party shall have further obligation to the other except as set forth herein.

(4) RENTAL. Tenant, in consideration of said demise, does covenant and agree with Landlord to pay the sum of One Thousand Six Hundred-Forty Five and 00/100 Dollars ($1,645.00) as basic monthly warehouse rental during the first year of the term of this Lease. At the first Anniversary Date, (beginning in month 13 of the Lease term), until this Lease matures, the basic monthly rental shall be adjusted by an increase of Three and One Half Percent (3.50%) to One Thousand Seven Hundred-Two and 60/100 Dollars ($1,702.60).

Basic Rent payments shall commence on the date of Tenant occupancy and continue until maturity date specified above.

(5) PAYMENT. All rentals in this Lease provided shall be made payable to INDUSTRY ONE/HTA PARTNERSHIP and mailed to: 202 Central Avenue, S.E., Suite 104, Albuquerque, New Mexico 87102, or to such other person or corporation and at such other place as shall be designated by Landlord.

(6) USE OF PREMISES. The Premises shall be used and occupied by Tenant during the term of this Lease and all extensions thereof for a general warehouse and office use. Landlord makes no warranties regarding suitability or fitness of the premises for Tenant's intended use and Tenant shall not utilize the facilities in any manner that may be offensive or disturbing to Tenant's neighbors.

(7) PARKING. Tenant shall be entitled, on a non-exclusive basis, to the access and use of the parking spaces immediately adjacent to and in front of its Building; and on a non-exclusive basis, to the access and use of other off street parking spaces, which parking spaces shall be shown on Exhibit "A". Tenant agrees that Tenant's employees and visitors shall not obstruct any driveways, access to loading docks or other common areas of the Property. Landlord agrees that it will utilize its best efforts to ensure that access to all loading docks, including Tenant's, is kept unobstructed.

(8) ADVERTISING DISPLAY. Tenant's expense, shall be permitted to display Tenant's name on sign backing above Tenant's office entry, subject to the Rules and Regulations of the Building. Subject to Landlord's prior written approval, Tenant may at Tenant's own expense, place within the specialty canopy designed and installed by Landlord, providing such signs shall conform to existing local and state law. Sign shall conform with the standard location, material and size before its fabrication and such other factors and conditions, as Landlord deems relevant. All designs shall be drawn to scale in plan form for landlord's prior written approval. Sign placement is subject to the location and building elements described by Exhibit "C", attached hereto and made a part hereof. Such signs shall remain the property of Tenant and shall be removed by Tenant upon termination or expiration of this Lease at Tenant's expense; any damage caused by such removal shall require Tenant to return condition of building, the stainless steel perforated backing and steel canopy structure to its original condition, being repaired at Tenant's expense.


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(9) COMPLIANCE WITH LAWS DURING TERM. Tenant shall comply, and remain in compliance with all laws, lawful orders, regulations or ordinances of all Federal, State, County and Municipal authorities in connection with Tenant's occupation and use of the Premises, except such laws, orders, regulations or ordinances as shall pertain to structural matters; and prompt compliance with the latter shall be the sole responsibility of Landlord.

(10) HAZARDOUS MATERIALS.

     (a) Definition. As used in this Lease, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, any agency of the State of New Mexico or any agency of the United States Government. The term "Hazardous Materials" includes, without limitation, any material or substance which is (i) designated as a hazardous substance pursuant to Section 311 of the Federal
Water Pollution Control Act (33 U.S.C. Section 1317), (ii) defined as "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C. Section 6903), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq. (42 U.S.C. Section 9001), (iv) petroleum and any petroleum by-products, and (v) asbestos.

     (b) Tenant's Obligations; Indemnification. Tenant shall not, nor shall it permit its employees, subtenants, business invitees, or contractors (collectively "Tenant's Agents"), to bring upon, keep, store, use or dispose of any Hazardous Materials on, in, under or about the Premises, except the following: (i) Hazardous Materials contained within Tenant's products, equipment or inventory and which, in the reasonable judgment of Landlord, (A) are necessary to Tenant's business, (B) will be used, kept and stored in compliance with all laws, rules, statutes and ordinances regulating such Hazardous Materials, and (C) do not pose any significant threat of being released into the environment or (ii) general office or warehouse supplies (including, without limitation, ordinary cleaning chemicals and solutions) used for Tenant's intended purpose and not posing any significant threat of contamination of the Premises. Tenant shall cause the presence, use, storage and/or disposal of any Hazardous Materials on, in, under or about the Premises by Tenant or Tenant's Agents to be in complete compliance with all applicable laws, rules, regulations, orders and the like. Tenant shall defend, indemnify, protect and hold Landlord harmless from and against all claims, costs, fines, judgments liabilities and losses, including attorney's fees, consultant fees and expert fees, and related costs, arising out of or in connection with the presence, storage, use or disposal of Hazardous Materials in, on, under or about the Premises caused by the acts, omissions or negligence of Tenant and/or Tenant's Agents. The foregoing indemnification includes, without limitation, (1) diminution in value of the Premises or the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, and (2) costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration agency or political subdivision because of Hazardous Materials present in the soil or ground water on, under or about the Premises. Tenant's obligations hereunder shall survive the termination of this Lease.

     (c) Landlord's Obligations. Neither Landlord nor Landlord's employees, business invitees, agents, contractors or subcontractors (collectively "Landlords Agents"), shall bring upon, store, use or dispose of any Hazardous Materials in, on, under or about the Premises.

     (d) Tenant's Obligations to Remedy. In the event Tenant stores or maintains any Hazardous Materials in, on or about the Premises and Landlord has suffered any damage to the Building or


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Premises, Tenant agrees that it shall, prior to vacation of the Premises or expiration of the Term, whichever is earlier, remove, repair or remediate any Hazardous Materials from the Building or Premises and, in general, to return the Premises and any affected surrounding area to the condition existing prior to the introduction of any such Hazardous Materials. Landlord may at any time obtain from Tenant an affidavit regarding the existence of Hazardous Materials or contamination thereby, or to the effect that any removal, repair or remediation by Tenant has properly completed in accordance with applicable governmental requirements.

(11) ALTERATIONS.

     (a), During the term of this Lease and all extensions thereof, Tenant shall not, or permit others under its control to, make any additions, alterations and changes in or to the Building on the Premises (hereinafter referred to as "Tenant-Made Alterations"), unless Tenant first obtains the prior written consent of Landlord and, thereafter, procures and pays, or causes to be procured and paid, all requisite municipal and other governmental permits and authorizations. Landlord shall join in the application for any such permit or authorization whenever required, but Tenant shall indemnify and hold Landlord harmless against and from all costs and expenses which may be thereby incurred by Landlord. All such work shall be done in a good and workmanlike manner in compliance with all applicable building, zoning and other laws, ordinance government regulations and requirements.

     (b) Upon termination of this Lease or the expiration of the term of this Lease or any extension thereof herein provided for, by lapse of time or otherwise, all Tenant-Made Alterations, as constituted at the time, shall be and become the property of Landlord without requirement of the payment of any compensation or consideration. The term Tenant-Made Alterations, however, does not, for any purpose of this Lease, include moveable partitions and the like, and Tenant's machinery, equipment or trade fixtures even though affixed or attached to the land, building, or structure in such manner as, under the laws of New Mexico the same might be considered to be fixtures and part of the real estate. Upon termination of this Lease and the terms herein provided for, Tenant may, before or within a reasonable time after such termination, remove all such moveable partitions, machinery, equipment and trade fixtures. Tenant shall repair any damage to the Premises occasioned by such removal.

(12) UTILITIES. Landlord has provided all necessary facilities to furnish natural gas, electric, water, sewer and telephone utilities to the Building in which the Premises is located. All costs of extending additional services specifically requested by Tenant, which shall be subject to prior approval of Landlord which approval shall not be unreasonably withheld, within the demised Premises shall be at the sole cost and expense of the Tenant. The Premises is separately metered for gas and electricity. Tenant will pay the monthly charges for water, gas, refuse removal and electricity consumed (including heating and air conditioning), during the continuance of this Lease as payment for the utilities as they shall become due.

(13) JANITORIAL SERVICES. Tenant agrees at Tenant's expense, to provide the necessary janitorial services to maintain the Premises and any Building area controlled by Tenant, in a good orderly manner at all times during the term of this Lease, or any extension thereof.

(14) REPAIRS AND MAINTENANCE.

     (a) Landlord agrees, at Landlord's expense to keep in good order and repair the foundation exterior sidewalls (except for glass) and roof, hereinafter referred to as ("Structural Members"). All other repairs, including glass replacement, HVAC, electrical, floor slab, plumbing and mechanical repair and replacement, and removal of adjacent graffiti at the exterior of the Premises, shall be at Tenant's expense.


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     Landlord warrants that upon the commencement of this lease, HVAC systems and equipment provided by Landlord serving the Building are in good repair. With regard to any warranties which Landlord receives on HVAC and other equipment Landlord will properly authorize Tenant to initiate and maintain any and all claims under such warranties. Any such repairs or replacement of the HVAC and fire sprinkler systems or Tenant's components, or other equipment will be at Tenant's expense. Landlord agrees that, to the extent possible, all repairs and maintenance performed under this Paragraph will not interfere with Tenant's use and occupancy of the Premises. In the event either Landlord or Tenant fails to commence making or causing to be made repairs which either party is required to make, within Five (5) working days (24 hours in the case of emergency repairs) after receipt of notice from the other, that such repairs are necessary, either Landlord or Tenant may make such repairs, or cause such repairs to be made, and bill the other for the cost thereof. Tenant agrees that Tenant will, at Tenant's expense, during the continuance of this Lease, keep the interior (except Structural Members) of the Building, including glass and building systems referenced herein above, in good condition and repair. Tenant further agrees that at the expiration or early termination hereof, Tenant will yield and deliver up the Premises to Landlord as nearly as possible in the same condition as when taken, reasonable use and wear thereof and damage by the elements excepted. Any repairs required under Paragraph 10 herein, shall be completed 30 days prior to the lease maturity date or vacation of the Premises by Tenant, whichever occurs first.

     (b) Tenant shall, within 30 days of vacating the Premises, make any and all repairs and replacements which may be necessary to return the Premises to the condition existing when Tenant occupied the Premises, subject only to normal wear and tear. All building improvements effected by Tenant's product or operations, whether physical damage or obnoxious odors shall be repaired by Tenant on or before vacating the Premises.

(15) LIENS. Nothing herein contained shall be construed as authorizing Tenant to incur any mechanic's lien or liens against the Property for any material or labor. If any lien shall be fined against the interests of Landlord or of Tenant on the Property or asserted against any rent payable hereunder by reason of material or labor supplied or claimed to have been supplied on or to the Premises at the request of, or with the permission of, Tenant, or anyone claiming under Tenant, Tenant shall, within 30 days after notice of the filing thereof, or the assertion thereof against such rents, cause the same to be discharged of record or effectively prevent the enforcement or foreclosure thereof against the Premises and Property or such rent by contest, payment, deposit, bond, order of Court or otherwise.

(16) TAXES. Landlord agrees to pay all general real estate taxes and special assessments levied against the Building and the Premises. Tenant agrees to reimburse Landlord for these taxes and special assessments within the specified period as being additional rent. As a credit against Tenant's prorated share of such tax and special assessment costs, Tenant shall pay Landlord, as additional rent, the sum of One Hundred-Five and 00/100 Dollars ($105.00) per month which will be paid simultaneously with the monthly installments of basic rent. If there shall be an increase in taxes over the base year of 1999-2000, Tenant agrees to promptly pay Landlord its pro rata share of such base tax year increases. Tenant's share of such taxes shall be that fractional part of the total of such increased taxes as the total ground floor area of the Premises herein demised bears to the total ground floor area of the Building constituting the property and site improvements. Reimbursement by Tenant to Landlord for its share of such taxes shall be made within fifteen (15) days after written demand therefor accompanied by a computation of the amount claimed due. Tenant agrees to pay all personal property taxes levied against Tenant's property used and/or stored upon the Premises. Landlord shall upon request of Tenant, provide tax assessor's invoices as reasonable proof of assessments to the Building and Property.


Industry One, Ltd.                 Lease Agreement                        Page 5


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(17) COMMON AREA CHARGES. Landlord shall construct, light, and maintain at all times during the term of this Lease a landscaped parking area which shall include the land on which the Building shall be erected. Said parking area shall be for the joint use of all tenants of the Landlord occupying the warehouse/office complex of which the Premises is a part, and for the use of the customers, employees, visitors, and invitees of said Tenant's for driveway, walkway or parking purposes. Landlord shall keep the parking area and landscaping well lighted, in good order and repair and reasonably free from snow, ice and obstruction. Tenant shall reimburse Landlord for its pro rata share of the foregoing costs and the Building and Property common costs of operating maintenance and management. As a credit against Tenant's pro rata share of such common security, water, electric, refuse, management, telephone, fire suppression and other reasonable operating area costs, Tenant shall pay Landlord, as additional rent an estimated amount of One Hundred-Seventy Five and 00/100 ($175.00) per month, which will be paid simultaneously with the monthly installments of basic rental. This monthly common area payment shall be subject to prospective adjustment at the reasonable discretion of Landlord and upon adequate notice to Tenant, but such adjustment shall be justified annually through examination and budgets for the Building's maintenance and expected charges for the following annual period of time. In the sole opinion of Landlord's management agent, if the Building refuse container becomes insufficient and abused by Tenant, for the Tenant's purposes, Tenant shall supply at its expense, a separate containment system and periodic removal of their refuse. Such system or container shall not inconvenience other tenants of the Building or the traffic circulation at the Property. Landlord's agent shall also have the right to charge for excess service required due to Tenant's abuse of the general refuse systems provided at the building.

     As soon as practicable after the end of each calendar year, Landlord will furnish to Tenant an itemized written statement setting forth the total actual costs incurred by the Landlord in operating and maintaining the common areas during the preceding calendar year or portion thereof; and, in addition, Landlord will set forth Tenant's exact pro rata share of such costs. Tenant's share of common area costs shall be that fractional part of the total of such costs as the total ground floor area of the Premises demised bears to the total ground floor area of the Building constituting the Property. If the Tenant's pro rata share of common area costs is less than the amount which Tenant has paid in monthly installments during the preceding calendar year or portion thereof, then Landlord will credit the difference to Tenant's next common area payment or payments coming due hereunder; however, if Tenant's pro rata share of such common area costs is greater than the amount Tenant has paid in monthly installments during the preceding calendar year or portion thereof, then Tenant will pay the difference to Landlord, as additional rent, within fifteen (15) days after receiving written notification thereof.

(18) TENANT IMPROVEMENTS. Landlord will provided a finished Warehouse space within the Premise together with electrical services, basic mechanical and plumbing within the Premises and Tenant takes possession of the Premises as-is, together with all infrastructure, electrical, plumbing and mechanical services previously installed by Landlord's licensed contractor. Tenant shall provide all additional permits as required for Tenant's equipment and shelving as regulated by the City of Albuquerque and other governing authorities. Exhibit "B" attached reflects the improvements to be completed within the Premises within a reasonable period after the commencement of the Lease term.

(19) ACCESS. Landlord shall have the right to enter upon the Premises at all reasonable hours for the purpose of inspecting the same; provided, that Landlord has given Tenant reasonable notice of Landlord's intent to enter. Tenant shall provide a local contact to Landlord's property manager in the event the Landlord needs to access the Premises at times of an emergency.

(20) FIRE AND OTHER LOSSES.


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         (a)In the event that the Building is damaged or destroyed by fire, windstorm or any other casualty to such an extent that it shall appear to the Landlord, in its reasonable judgement, unlikely under the existing conditions that such damage could be repaired within 180 days from the happening of such event, then Tenant shall have the privilege of terminating this Lease as of the date of such event (notwithstanding any provisions in the Lease to the contrary) by furnishing written notice to Landlord to that effect not more than 30 days after such event; and upon such election by Tenant, the rental and other charges hereunder shall be prorated and paid or refunded as the case may be, as of the date the damage occurred.

         (b)If, however, the nature of such damage is such that the Building could reasonably be repaired or reconstructed substantially to its former condition within 180 days from the happening of such event, or if Tenant did not exercise its aforementioned privilege to terminate this Lease, then in either of such events, Tenant shall not be entitled to surrender this Lease, but Landlord shall repair and restore the Building to a condition at least equivalent to that prevailing immediately prior to the happening of such casualty with all reasonable dispatch, and in any event, in the absence of unavoidable delay, within said 180 days or such other period of time as Tenant and Landlord may agree upon in writing, and if, during the period of such repair or restoration, Tenant is deprived of occupancy of all or any part of the Building for Tenant's accustomed use thereof, then, to the extent that Tenant may be unable reasonably to conduct its regular business therein, Tenant shall receive a proportionate reduction from its rental obligation hereunder corresponding to the time during which, and the proportion of said Premises from which, Tenant shall have been so deprived.

         (c)Notwithstanding the foregoing provisions of this Paragraph, if, as a result of such casualty, the Building shall be damaged or destroyed to such an extent as to require substantially the rebuilding of at least 40% thereof, then, in such event, Landlord or Tenant shall have the privilege of terminating this Lease as of the date of such casualty by furnishing written notice to the other to the effect not more than Thirty (30) days after the occurrence of such casualty, in which event the rental and other charges hereunder shall be prorated and paid, or refunded, as the case may be, as of the date the casualty occurred.

(21) ALL-RISK PROPERTY DAMAGE INSURANCE. Landlord shall procure at Landlord's own expense during the term of this Lease and any extensions thereof, fire and extended coverage insurance in the broadest form of All Risk Property Damage Insurance from time to time available in an amount not less than the actual replacement value of the Building. Tenant shall reimburse Landlord for Tenant's pro rata share of any increase in such insurance payments in excess of amount so paid for the initial premiums paid for such insurance for the first full year the Building is insured. Tenant's share of such costs shall be that fractional part of the total of such increased premiums as the total ground floor area of the Premises herein demised bears to the total ground floor area of the Building constituting the Property Reimbursement by Tenant to Landlord for Tenant's share of such premiums shall be made within Fifteen (15) days after written demand therefor accompanied by a computation of the amount claimed due with a statement of coverage by the Underwriter.

         In addition, Tenant shall also pay in full any increases in insurance premiums attributable to Tenant's specific use of the herein-demised premises.

         Upon request, Landlord agrees to furnish to Tenant certificates of the insurance coverage required under this Paragraph. Landlord agrees to provide Tenant Twenty (20) days prior written notice of any cancellation or renewal of such insurance.

Industry One, Ltd.                  Lease Agreement                      Page 7


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(22) COMMERCIAL LIABILITY INSURANCE. Each party hereto agrees to carry, during the term and any renewal term, Commercial Liability Insurance as will protect each party from all claims for damages due to bodily injury, loss or damage to property, occurring in, on or about the Premises or arising out of or in any way connected with the acts or omissions to act of either party. Such insurance shall (a) be occurrence based; (b) provide coverage in an amount equal to the full amount maintained from time to time by either party in the normal course of business (including excess and umbrella liability coverage maintained in force by either party), but, in no event, shall such coverage be in an amount of less than $1,000,000.00 combined single limit, nor shall such coverage be required to be in an amount more than $5,000,000.00; and (c) include at least those coverage's generally designated Premises Operations, Products/Completed Operations, Independent Contractors, Contractual Liability and business interruption. Certificates of Insurance evidencing all coverage's specified in this Paragraph shall be furnished by each party to the other Ten (10) days prior to occupancy. Current, active Certificates of Insurance shall be similarly submitted as required to document continuous coverage as specified in this Paragraph. These Certificates shall contain a provision that the coverage's afforded under the policies shall not be cancelable until at least Thirty (30) days prior written notice of intention to cancel has been delivered by the insurer to either parry. In the event the Tenant's business and or activities cause the Landlord's general liability and fire insurance to escalate beyond the normal rate offered by Landlord's primary underwriter, Tenant shall reimburse Landlord for such expense.

(23) INDEMNIFICATION - BODILY INJURY AND PROPERTY DAMAGE. Tenant, its successors and assigns, agrees to indemnify and hold harmless Landlord from any liability for injury to or death of any person or damage to personal property of every kind and nature arising from or in connection with the use and occupancy of the Premises caused by the acts or omissions to act of Tenant, or Tenant's servants and agents. Subject to the provisions of the paragraph entitled FIRE AND OTHER LOSSES hereof, Landlord, its heirs, executors, administrators, successors and assigns, agrees to indemnify and hold harmless Tenant from any liability for injury to or death of any person or damage to personal property of every kind and nature caused by the acts or omissions to act of Landlord, or Landlord's servants and agents, or by failure of Landlord, or Landlord's servants and agents, to fulfill Landlord's obligations; hereunder.

(24) SUBROGATION.

         (a) Landlord hereby waives all right of recovery, and agrees not to assign or transfer any right of subrogation to its all risk property damage insurance carrier or any other party, as to any and all damage to, or destruction of the Premises and any other property of Landlord covered by the fire and extended damage insurance policy or policies required under the paragraph entitled ALL RISK PROPERTY DAMAGE INSURANCE hereof.

         (b) Tenant hereby waives all right of recovery, and agrees not to assign or transfer any right of subrogation to Tenant's all risk property damage insurance carrier or any other party, as to any and all damage to or destruction of any property of the Tenant in or about the Premises to the extent that such property is covered by an all risk property damage insurance policy or policies.

         (c) Landlord and Tenant hereby agree to notify their respective all risk property damage insurance carriers of the agreement contained herein not to transfer or assign any rights of subrogation to said insurance carrier.

(25) PEACEFUL POSSESSION. Landlord represents and warrants that it is the owner of the Premises and has the right to rent and lease the Premises and to enter into this Lease, and that Tenant shall be



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entitled to peaceful possession of the Premises for and during the initial term, and any renewal terms, so long as said Tenant performs all the terms and conditions of this Lease.

(26) LANDLORD'S REMEDIES.

         (a) If Tenant fails to make any payment of any sum due under this Lease for Ten (10) days after receipt of notice from Landlord or fails to take action to cure a breach of any other term, covenant, or condition hereof for Twenty
(20) days after receipt of notice from Landlord, or if Tenant's interest hereinafter or any part thereof, is assigned or transferred, either voluntarily or by operation of law (except as expressly permitted by other provisions of this Lease), including, without limitation, the filing of a petition by or against Tenant under any insolvency or bankruptcy laws, or if Tenant makes a general or any assignment for the benefit of its creditors (which events are hereinafter collectively referred to as "Tenants Defaults"), then Landlord shall have the right, at Landlord's option, in addition to and not exclusive of any other remedy Landlord may have in this Lease or by operation of law, without any further demand or notice, to re-enter the Premises and eject all persons therefrom, using all necessary lawful force to do so, and either: (1) Declare this Lease at an end, in which event Tenant shall immediately pay to Landlord a sum of money equal to the amount of rent and other charges due under the Lease; or, (2) Without terminating this Lease, re-let the Premises, or any part thereof, for the balance of the initial or renewal term, as the case may be, as the agent and for the account of Tenant upon reasonable terms and conditions, in which event the rents received on such reletting shall be applied first to the expense of such reletting and collection, including necessary renovation and alterations of the Premises, reasonable attorney's fees, any real estate commissions paid, and thereafter toward payment of all sums due or to become due hereunder.

         (b) Any such re-entry shall be allowed by Tenant without let or hindrance, and Landlord shall not be liable in damages for any such re-entry, or guilty of trespass or forcible entry.

         (c) No re-entry and taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, regardless of the extent of renovations and alteration by Landlord unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any reletting without termination, Landlord may at any time thereafter terminate this Lease for such previous breach.

(27) TENANT'S REMEDIES. If Landlord shall fail to keep or perform any of Landlord's obligations as provided in this Lease in respect of (a) maintenance of insurance; (b) compliance with legal or insurance requirements; or (c) in the making of any other payment or performance of any other obligation assumed by Landlord, whichever the case may be, the Tenant may, but shall not be obligated to, upon the continuance of such failure on the part of Landlord for a period of 20 days after receipt of notice from Tenant, and without waiving or releasing Landlord from any obligation, as an additional, but not exclusive, remedy, make such payment or perform such obligations; and as to all sums so paid by Tenant and all necessary incidental costs and expenses incurred by Tenant in performing such obligations, Tenant may demand upon Landlord for reimbursement of said sums, in which event Landlord agrees to make or cause such reimbursement to be made within Fifteen (15) calendar days after receipt of said demand. If Landlord shall fail to reimburse Tenant within the Fifteen (15) day period, Tenant may use all remedies entitled to Tenant under law but shall not be allowed to terminate this Lease or set-off rents.

(28) LATE PAYMENTS. If any installment of rent or any other payments of money due hereunder shall not be received by Landlord within Ten (10) days after such amount shall be due; or, if any other


Industry One, Ltd.                 Lease Agreement                       Page 9
sum due from Tenant shall not be received by Landlord within Ten (10) days after receipt by Tenant of notice that said sum is due, excepting adjustments in taxes, assessments and common area adjustments pursuant to Section 17, Tenant shall pay to Landlord, without demand or notice, a late charge equal to ten percent (10%) of such overdue amount.

(29) REMEDIES - GENERAL. It is agreed by the parties hereto that each and every right, remedy and benefit provided by this Lease shall be cumulative, and shall not be exclusive of any other right, remedy and benefit, or of any right, remedy and benefit allowed by law.

(30) SUBLETTING AND ASSIGNMENT. Tenant shall not assign this Lease, or any interest or portion thereof, or sublet the whole or any part of the Premises without the prior written approval of the Landlord, said approval not to be unreasonably withheld; notwithstanding any such assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of any Tenant Defaults, as herein defined, and if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at Landlord's option collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sum due to Landlord by Tenant hereunder; and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Landlord shall also have the right to assign Landlord's rights under this Lease. Tenant shall also have the right to assign or sublet the whole or any part of the Premises, with written consent of Landlord, as part of a transaction involving the merger or consolidation of Tenant with or into, or the sale of all or substantially all of Tenant's assets to, another corporation or corporations and such assignee corporation (i) shall expressly assume and agree to perform all of Tenant's obligations under this Lease, and (ii) shall provide financial and other information reasonably satisfactory to Landlord as to the ability of such assignee to pay rent and perform all other obligations under this Lease, and Tenant shall be released of all thereafter accruing obligations under this Lease:

(31) WAIVERS. One or more waivers of any covenant or condition by Landlord or Tenant shall not be construed as a waiver of a further breach of the same covenant or condition.

(32) RENTING. Tenant hereby agrees that for a period commencing 110 days prior to the expiration initial term or any extension thereof of this Lease, Landlord may show the Premises to prospective Tenants, and Ninety (90) days prior to said expiration, may display outside of the Premises, the usual and ordinary "FOR RENT" signs.

(33) SUBORDINATION CLAUSE. Tenant hereby agrees to subordinate this Lease to any first mortgage affecting the Premises hereafter made by Landlord, provided that simultaneously with the execution of such a mortgage, the mortgagee and Landlord execute an agreement in favor of Tenant in proper for recording to the effect that the tenancy and other rights of Tenant hereunder shall not be disturbed, so long as Tenant pays the rent and performs all of the other terms and conditions of this Lease.

(34) HOLDING OVER. If Tenant remains in possession of the Premises after the expiration of the initial term of this Lease or any extension thereof without a new lease and agreement reduced to writing and fully executed, even if Tenant shall have paid and Landlord shall have accepted rent in respect to such holding over, Tenant shall be deemed to be occupying the Premises only as a Tenant from month to month subject to all the covenants, conditions and agreements of this Lease, excepting rent. Beginning



Industry One, Ltd.             Lease Agreement                          Page 10
the first month after the expiration of the initial term of this Lease or any extension thereof, basic rent shall be increased to an amount calculated by multiplying the basic monthly rent existing at the time of expiration of this Lease times 1.25. The resulting figure shall become the monthly rent payable during the period of Tenant's month to month tenancy of the Building and Premises.

(35) CONDEMNATION.

         (a) If the whole or a substantial part of the Premises shall be taken or condemned for public or quasi-public use or purpose by any competent authority (a "Condemnation"), Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation (the "Award"). Any rights of Tenant to damages in respect of such Condemnation are hereby assigned by Tenant to Landlord. Upon such Condemnation, the term of this shall cease and terminate from the effective date of the Condemnation.

         If a portion of the Building or the Premises is taken or condemned, and the remainder, in Landlord's opinion, is not economically usable, Landlord shall notify Tenant of the termination of this Lease effective as of the date of the Condemnation. Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If less than a substantial part of the Premises is subject to the Condemnation and the remainder is usable by Tenant, the rent shall be equitably adjusted on the date when title vests in the acquiring governmental authority, and the Lease otherwise shall continue in full force and effect.

         For purposes of this Section, a substantial part of the Premises shall be considered to have been taken if more than fifty percent (50%) of the Premises are unusable by Tenant.

         (b) Nothing in subsection (a) of this Section shall preclude Tenant from filing a separate claim against the condemning authority for the undepreciated value of its leasehold improvements and relocation expenses, provided that any recovery by Tenant will not diminish any Award to Landlord.

(36) SUCCESSORS AND ASSIGNS. The covenants, conditions and agreements made and entered into by the parties hereto are declared binding on their respective heirs, executors, administrators, successors and assigns.

(37) NOTICES. Whenever under this Lease a provision is made for notice of any kind, it shall be deemed sufficient notice and service thereof if:

         (a)such notice to Tenant is in writing and mailed by certified or registered mail, return receipt requested, postage prepaid, sent prepaid by private overnight courier service, or transmitted electronically by facsimile, and addressed to Tenant as follows: Tenant's Mailing Address and Electronic Mail
Address:

                             4201 Yale, N.E.-Suite G
                          Albuquerque, New Mexico 87108
                            Email: _________________


or as otherwise directed by notice, in writing, given by Tenant to Landlord from time to time, with a copy of such notice to the property manager, if so requested by Landlord; and



Industry One, Ltd.                 Lease Agreement                      Page 11

(b) such notice to Landlord is in writing and either mailed by certified or registered mail, return receipt requested, postage prepaid, sent prepaid by private overnight courier service, or transmitted electronically by facsimile, and addressed to, Landlord as follows:

                          Industry One/HTA Partnership
                            c/o Compass Realty, Inc.
                        202 Central Avenue, SE Suite 104
                              Albuquerque, NM 87102
                            Email: compass@rt66.com

or as otherwise directed by notice, in writing, given by Landlord to Tenant from time to time.

(38) ESTOPPEL CERTIFICATE.

         Within Ten (10) days after Landlord shall request the same, Tenant shall deliver a certificate to him, certifying to the best of its knowledge that:

         (a) This Lease has not been supplemented, amended, or modified in any respect, or specifying the manner in which it has been supplemented, amended or modified:

         (b) This Lease is in full force and effect, or, if it is alleged that this Lease is not in full force and effect, specifying the reasons therefor;

         (c) There exists no default under this Lease, nor any event which, with the giving of notice or lapse of time, or both, would become a default under this Lease, or, if there exists such default or event, specifying the nature and extent of the same; and

         (d) There are no defenses, setoffs, recoupments, counterclaims, or claims of any nature whatsoever by or on behalf of Tenant against Landlord with respect to this Lease, or specifying in detail any of the foregoing which exist.

(39) GENERAL PROVISIONS.

(a) This Lease embodies any and all prior or contemporaneous agreement, understandings and representations, written or oral between Landlord and Tenant and it may be modified only by an agreement in writing signed by all of the parties to the Lease or their respective successors in interest.

(b) When the context of this Lease requires, the masculine gender includes the feminine, a corporation, or a partnership, and the singular number includes the plural.

(c) The captions of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

(d) Landlord shall during the Term of this lease preserve the right of Tenant relocation within the building to similar warehouse facilities as the Premise upon 60 days prior written notice and Landlord shall be responsible for all relocation costs of the fiscal property and equipment as may have been exclusively developed for Tenant's occupancy within the Premise.

(e) Upon the execution of this Lease, Tenant shall provide in advance to Landlord, the last months basic monthly rent and operating charges in the deposit of $1,905.00 which shall be maintained by the Landlord until such time as the maturity of this Lease. If requested, Landlord's agent shall issue upon full execution of this Lease a receipt and letter of understanding for the maintenance and return of Tenant's security deposit.



Industry One, Ltd.               Lease Agreement                        Page 12

(f) This Lease shall be governed by and construed in accordance with the laws of the State of New Mexico.
(g)      Time is of the essence as to all the provisions of this Lease.
(h) The parties shall not record this lease and only a certificate of lease shall be executed with this lease in recordable form.
(i) Tenant shall upon request of Landlord, provide corporate resolution granting permission by the corporation to the officer executing this Lease for the corporation, together with a letter of good standing from the state in which the corporation has been created.
(j) This Lease is subject to full execution by all parties. The lease, together with all Tenant's financial information, credit information and last months rents shall be delivered to Landlord prior to Landlord's execution of the Lease by its agent Compass Companies.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed by their duly authorized representatives effective as of the day and year first above written.


LANDLORD:                                   TENANT:
INDUSTRY ONE/HTA PARTNERSHIP                RICHARD A. URREA




/s/ DAVID W. BLANC                           /s/ RICHARD A. URREA
-----------------------------               ---------------------------------
By: David W. Blanc for                      By: Richard A. Urrea, Personally
Industry One, Ltd
Industry One, Ltd/HTA Partnership








Industry One, Ltd.                 Lease Agreement                      Page 13